Exhibit 4.01

DELAWARE _ SEAL GOPRO, INC. CORPORATE August 24, 2011 Fully paid and nonassessable shares of Class A common stock, $0.0001 par value, OF GoPro, Inc. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. Dated: This certifies that is the record holder of Incorporated under the laws of the state of delaware CUSIP 38268T 10 3 SEE REVERSE FOR CERTAIN DEFINITIONS Countersigned and Registered: American Stock transfer & trust company, LLC (New York, NY) Transfer Agent and Registrar By: Authorized signature General Counsel & Corporate Secretary President & Chief Executive Officer GP NUMBER Be a Hero GOPRO shares

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: Additional abbreviations may also be used though not in the above list. TEN COM – as tenants in common TEN ENT – as tenants by the entireties JT TEN – as joint tenants with right of survivorship and not as tenants in common COM PROP – as community property UNIF GIFT MIN ACT – Custodian (Cust) (Minor) under Uniform Gifts to Minors Act.............................................................................. (State) UNIF TRF MIN ACT – ................. Custodian (until age ..................) (Cust) ..................................... under Uniform Transfers (Minor) to Minors Act............................................................ (State) FOR VALUE RECEIVED, hereby sell(s), assign(s) and transfer(s) unto Please insert social security or other identifying number of assignee shares of the capital stock represented by within Certificate, and do hereby irrevocably constitute and appoint attorney-in-fact to transfer the said stock on the books of the within named Corporation with full power of the substitution in the premises. Dated Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change what so ever . By The signature(s) should be guaranteed by an eligible guarantor institution, (Banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medalion program ), pursuant to s.e.c. rule 17ad-15. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE. SIGNATURE GUARANTEES MUST NOT BE DATED. Signature(s) Guaranteed: (Please print or typewrite name and address, including zip code, of assignee) X X